Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On July 8, 2016, Bay Bancorp, Inc. (the “Company”), the savings and loan holding company of Bay Bank, FSB (“Bay Bank”), and Hopkins Bancorp, Inc. (“Hopkins”), the savings and loan holding company of Hopkins Federal Savings Bank (“Hopkins Bank”), consummated the previously-announced merger of Hopkins with and into the Company, with the Company as the surviving corporation (the “Merger”).  The stockholders of Hopkins approved the Merger Agreement and the Merger at a special meeting of stockholders held on July 8, 2016.  Immediately following the closing of the Merger, Hopkins Bank was merged with and into Bay Bank, with Bay Bank as the surviving federal savings bank. The following unaudited pro forma condensed combined financial statements give effect to this transaction.  The following unaudited pro forma condensed consolidated financial statements have been prepared to provide pro forma information with regard to the Hopkins Merger.

For purposes of these unaudited pro forma condensed combined financial statements, the Company has made a preliminary allocation of the estimated purchase price to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. A final determination of these estimated fair values will be made in due course. These amounts are estimates and, accordingly, are subject to adjustments and final determination of estimated fair values for loans, intangibles, and deposits when all necessary information becomes available and management has completed its valuation analysis. The actual amounts recorded as of the completion of the Hopkins Merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of the finalization of the valuation analyses.

The unaudited pro forma condensed combined balance sheet gives effect to the Hopkins Merger based on the historical balance sheets of the Company and Hopkins at June 30, 2016 as if it occurred on that date. The Company's balance sheet information was derived from its unaudited balance sheet at June 30, 2016 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, which was filed with the Securities and Exchange Commission on August 11, 2016. The balance sheet information for Hopkins was derived from its unaudited balance sheet that is included as part of Exhibit 99.2 to this Current Report on Form 8-K, as amended (this “Report”). Adjustments were made to exclude those net assets and their related income and expenses that were not acquired in the Hopkins Merger. The pro forma adjustments are described in the accompanying notes presented on the following pages.

The unaudited pro forma condensed combined statements of income for the Company and Hopkins for the three and six months ended June 30, 2016 and the year ended December 31, 2015 give effect to the Hopkins Merger as if it had occurred on January 1, 2016 and January 1, 2015, respectively. The historical results of the Company were derived from its unaudited condensed consolidated financial statements for the three and six months ended June 30, 2016 that were included in its Quarterly Report on Form 10-Q for the quarter then ended, filed on August 11, 2016, and its audited consolidated statement of income for the year ended December 31, 2015 that was included in its Annual Report on Form 10-K for the year then ended, filed on March 30, 2016. The historical results of Hopkins. were derived from its unaudited consolidated statement of income for the three and six months ended June 30, 2016, which are included as part of Exhibit 99.2 to this Report, and its re-audited consolidated statement of income for the year ended December 31, 2015. Adjustments were made to exclude those net assets and their related income and expenses that were not acquired in the Hopkins Merger. The pro forma adjustments are described in the accompanying notes presented on the following pages.

The following unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and Hopkins been combined during the specified periods. The following unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

Unaudited Pro Forma Combined Condensed Balance Sheet

June 30, 2016*

(in thousands)	Bay Bancorp, Inc.	Hopkins	Non-acquired balances	Net Assets Acquired in Hopkins Merger	Pro Forma Merger Adjustments		Pro Forma Combined
ASSETS
Cash and due from banks	$6,383	$100,889	$-	$100,889	$-		$107,272
Interest bearing deposits with banks and federal funds sold	20,734	3,459	-	3,459	(155)		24,038
Total Cash and Cash Equivalents	27,117	104,348	-	104,348	(155)		131,310

Time deposits with banks	-	23,938	-	23,938	(234)		23,704
Investment securities available for sale, at fair value	22,427	41,969	1,554	40,415	1,045		63,887
Investment securities held to maturity, at amortized cost	1,199	-		-
Restricted equity securities, at cost	3,286	212	-	212	-		3,498
Loans held for sale	5,382	-	-	-	-		5,382
				-
Loans, net of deferred fees and costs	417,170	58,040	(183)	58,223	(98)	(A)	475,295
Less: Allowance for loan losses	(2,293)	(360)	(360)	-	-		(2,293)
Loans, net	414,877	57,680	(543)	58,223	(98)		473,002

Investments in joint ventures		15		15			15
Real estate acquired through foreclosure	1,467	-	-	-	-		1,467
Premises and equipment, net	4,711	59		59	36		4,806
Bank owned life insurance	5,671	-	-	-	-		5,671
Core deposit intangible	2,276	-	-	-	1,197	(B)	3,473
Deferred tax assets, net	2,790	-	-	-	-		2,790
Accrued interest receivable	1,334	394		394	117		1,845
Accrued taxes receivable	1,845	-		-
Prepaid expenses	961	-		-
Other assets	262	152	6	146	1,173		1,581
Total Assets	$495,605	$228,767	$1,017	$227,750	$3,081		$726,436

LIABILITIES
Noninterest-bearing deposits	$95,955	$7,555	$-	$7,555	$-		$103,510
Interest-bearing deposits	267,219	179,866	-	179,866	16,020	(E)	463,105
Total Deposits	363,174	187,421	-	187,421	16,020		566,615

Short-term borrowings	60,575	1,070	-	1,070	-		61,645
Defined benefit pension liability	1,328	-	-	-	-		1,328
Accrued expenses and other liabilities	3,030	1,737	6	1,731	22,200	(C), (D)	26,961
Total Liabilities	428,107	190,228	6	190,222	38,220		656,549

STOCKHOLDERS' EQUITY			-
Common stock	10,918	241	241	-	-		10,918
Additional paid-in capital	42,804	1,959	1,959	-	-		42,804
Retained earnings (deficit)	13,303	34,651	(2,877)	37,528	(35,139)	(D), (F)	15,692
Accumulated other comprehensive income	473	1,606	1,606	-	-		473
Non-controlling interest	-	82	82	-	-		-
Total Shareholders’ Equity	67,498	38,539	1,011	37,528	(35,139)		69,887
Total Liabilities and Shareholders’ Equity	$495,605	$228,767	$1,017	$227,750	$3,081		$726,436

Per Share Data
Shares Outstanding	10,918	242					10,918
Book Value Per Common Share	$6.18	$159.25					$6.40
Tangible Book Value Per Common Share	$5.97	$159.25					$6.08

* Assumed date of Hopkins Merger for pro forma combined condensed balance sheet presented is June 30, 2016.

Unaudited Pro Forma Combined Condensed Statement of Operations

For the three months ended June 30, 2016*

(in thousands)	Bay Bancorp, Inc.	Hopkins	Non-acquired balances	Net (Loss) from Net Assets Acquired in Hopkins Merger	Pro Forma Merger Adjustments		Pro Forma Combined
Interest Income:
Interest and fees on loans	$4,995	$922	$(37)	$885	$6	(A)	$5,886
Interest on loans held for sale	39	-	-	-	-		39
Interest and dividends on securities	205	235	-	235	-		440
Interest on deposits with banks and federal funds sold	12	231	-	231	-		243
Total Interest Income	5,251	1,388	(37)	1,351	6		6,608

Interest Expense:
Interest on deposits	292	331	-	331	-		623
Interest on short-term borrowings	80	-	-	-	-		80
Total Interest Expense	372	331	-	331	-		703
Net Interest Income	4,879	1,057	(37)	1,020	6		5,905

Provision (recovery) for loan losses	357	(313)	313	-	-		357

Net interest income after provision for loan losses	4,522	1,370	(350)	1,020	6		5,548

Noninterest Income:
Electronic banking fees	583	-	-	-	-		583
Mortgage banking fees and gains	263	19	-	19	-		282
Service charges on deposit accounts	77	-	-	-	-		77
Gain on securities sold	213	-
Other income	189	150	6	156	-		345
Total Noninterest Income	1,325	169	6	175	-		1,500

Noninterest Expenses:
Salary and employee benefits	2,785	1,167	(54)	1,113	-		3,898
Occupancy and equipment expenses	809	56	(1)	55	-		864
Legal, accounting and other professional fees	217	121	-	121	-		338
Data processing and item processing services	253	55	-	55	-		308
FDIC insurance costs	87	-	-	-			87
Advertising and marketing related expenses	108	-	-	-	-		108
Foreclosed property expenses and OREO sales, net	96	-	-	-	-		96
Loan collection costs	13	-	-	-	-		13
Core deposit intangible amortization	155	-	-	-	85	(B)	240
Merger related expenses	132	-	-	-	(132)		-
Other expenses	451	232	(2)	230	-		681
Total Noninterest Expenses	5,106	1,631	(57)	1,574	(47)		6,633
Income (Loss) before income taxes	741	(92)	(287)	(379)	53		415
			-	-
Net income attributable to non-controlling interest		38
Income tax (benefit) expense	292	-	-	-	21	(D)	313
Net income (loss)	449	(130)	(287)	(417)	32		64

Weighted average shares outstanding
Basic	10,908	242					10,908
Fully Diluted	11,007	242					9,413

Earnings (Loss) Per Common Share
Basic	$0.04	$(0.54)					$0.01
Fully Diluted	$0.04	$(0.54)					$0.01

* Assumed date of Hopkins Merger for pro forma combined condensed statement of operations presented is January 1, 2016.

Unaudited Pro Forma Combined Condensed Statement of Operations

For the six months ended June 30, 2016*

(in thousands)	Bay Bancorp, Inc.	Hopkins	Non-acquired balances	Net (Loss) from Net Assets Acquired in Hopkins Merger	Pro Forma Merger Adjustments		Pro Forma Combined
Interest Income:
Interest and fees on loans	$9,839	$1,780	$(57)	$1,723	$12	(A)	$11,574
Interest on loans held for sale	79	-	-	-	-		79
Interest and dividends on securities	417	482	-	482	-		899
Interest on deposits with banks and federal funds sold	31	502	-	502	-		533
Total Interest Income	10,366	2,764	(57)	2,707	12		13,085

Interest Expense:
Interest on deposits	602	666	-	666	-		1,268
Interest on short-term borrowings	143	-	-	-	-		143
Total Interest Expense	745	666	-	666	-		1,411
Net Interest Income	9,621	2,098	(57)	2,041	12		11,674

Provision (recovery) for loan losses	656	(431)	431	-	-		656

Net interest income after provision for loan losses	8,965	2,529	(488)	2,041	12		11,018

Noninterest Income:
Electronic banking fees	1,134	-	-	-	-		1,134
Mortgage banking fees and gains	421	34	-	34	-		455
Gain on sale of real estate acquired through foreclosure	148	-	-	-	-		148
Service charges on deposit accounts	486	-	-	-	-		486
Other income	327	265	6	271	-		598
Total Noninterest Income	2,516	299	6	305	-		2,821

Noninterest Expenses:
Salary and employee benefits	5,674	1,855	(98)	1,757	-		7,431
Occupancy and equipment expenses	1,680	97	(3)	94	-		1,774
Legal, accounting and other professional fees	528	177	-	177	-		705
Data processing and item processing services	535	101	-	101	-		636
FDIC insurance costs	164	-	-	-			164
Advertising and marketing related expenses	141	-	-	-	-		141
Foreclosed property expenses and OREO sales, net	171	-	-	-	-		171
Loan collection costs	34	-	-	-	-		34
Core deposit intangible amortization	348	-	-	-	169	(B)	517
Merger related expenses	189	-	-	-	(189)		-
Other expenses	972	496	(3)	493	-		1,465
Total Noninterest Expenses	10,436	2,726	(104)	2,622	(20)		13,038
Income before income taxes	1,045	102	(378)	(276)	32		801
			-	-
Net income attributable to non-controlling interest		82
Income tax (benefit) expense	409	-	-	-	13	(D)	422
Net income	636	20	(378)	(358)	19		297

Weighted average shares outstanding
Basic	10,957	242					10,957
Fully Diluted	11,053	242					9,413

Earnings (Loss) Per Common Share
Basic	$0.06	$0.08					$0.03
Fully Diluted	$0.06	$0.08					$0.03

* Assumed date of Hopkins Merger for pro forma combined condensed statement of operations presented is January 1, 2016.

Unaudited Pro Forma Combined Condensed Statement of Operations

For the year ended December 31, 2015*

(in thousands)	Bay Bancorp, Inc.	Hopkins	Non-acquired balances	Net (Loss) from Net Assets Acquired in Hopkins Merger	Pro Forma Merger Adjustments		Pro Forma Combined
Interest Income:
Interest and fees on loans	$21,908	$3,785	$(74)	$3,711	$24	(A)	$25,643
Interest on loans held for sale	351	-	-	-	-		351
Interest and dividends on securities	914	1,170	-	1,170	-		2,084
Interest on deposits with banks and federal funds sold	37	1,250	-	1,250	-		1,287
Total Interest Income	23,210	6,205	(74)	6,131	24		29,365

Interest Expense:
Interest on deposits	1,762	1,647	-	1,647	-		3,409
Interest on fed funds purchased	1	-
Interest on short-term borrowings	72	-	-	-	-		72
Total Interest Expense	1,835	1,647	-	1,647	-		3,482
Net Interest Income	21,375	4,558	(74)	4,484	24		25,883

Provision (recovery) for loan losses	1,143	(56)	56	-	-		1,143
			-	-
Net interest income after provision for loan losses	20,232	4,614	(130)	4,484	24		24,740

Noninterest Income:
Electronic banking fees	2,402	-	-	-	-		2,402
Mortgage banking fees and gains	1,709	432	-	432	-		2,141
Service charges on deposit accounts	314	-	-	-	-		314
Bargain purchase gain	-	-	-	-	-		-
Gain on securities sold	290	555
Other income	659	120	(120)	-	-		659
Total Noninterest Income	5,374	1,107	(120)	987	-		6,361

Noninterest Expenses:
Salary and employee benefits	11,667	3,014	(134)	2,880	-		14,547
Occupancy and equipment expenses	3,560	225	(6)	219	-		3,779
Legal, accounting and other professional fees	1,362	472	-	472	-		1,834
Data processing and item processing services	1,373	210	-	210	-		1,583
FDIC insurance costs	403	-	-	-			403
Advertising and marketing related expenses	378	10	-	10	-		388
Foreclosed property expenses and OREO sales, net	464	(39)	-	(39)	-		425
Loan collection costs	343	-	-	-	-		343
Core deposit intangible amortization	854	-	-	-	368	(B)	1,222
Merger related expenses	22	-	-	-	(22)		-
Other expenses	2,115	833	(4)	829	-		2,944
Total Noninterest Expenses	22,541	4,725	(144)	4,581	346		27,468
Income before income taxes	3,065	996	(106)	890	(322)		3,633

Net income attributable to non-controlling interest	-	158
Income tax (benefit) expense	1,134	-	-	-	(127)	(D)	1,007
Net income	1,931	838	(106)	732	(195)		2,468

Weighted average shares outstanding
Basic	11,040	242					11,040
Fully Diluted	11,178	242					11,178

Earnings (Loss) Per Common Share
Basic	$0.17	$3.47					$0.22
Fully Diluted	$0.17	$3.47					$0.22

* Assumed date of Hopkins Merger for pro forma combined condensed statement of operations presented is January 1, 2015.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(A)	Mark-to-market adjustment to reflect the fair value of Hopkins' loan portfolio, based on preliminary valuations performed by management. The adjustment will be recognized over the estimated life of the loan portfolio for the interest mark using the level yield method and over the life of the loan for the credit mark. The unaudited pro forma condensed combined statement of operations impact for the interest component of the fair value adjustment would have resulted in increases to interest income of $6,000, $12,000 and $24,000 for the three and six months ended June 30, 2016 and year ended December 31, 2015, respectively.

(B)	Adjustment to create core deposit intangible which reflects the estimated fair value of this asset and related amortization. The related amortization adjustment is based upon a straight-line method over an expected life of 5 years. The unaudited pro forma condensed combined statement of operations impact for this adjustment would have resulted in expected increases to non-interest expense of $85,000, $169,000 and $368,000 for the three and six months ended June 30, 2016 and year ended December 31, 2015, respectively.

(C)	Adjustment to reflect payable of $23.9 million cash consideration owed to the FDIC upon closing of the Hopkins Merger and pursuant to the Purchase and Assumption agreement. Amount paid to FDIC subsequent to date of acquisition. The cash consideration is offset by the $1.3 million fair value adjustment related to the deposits of Hopkins Federal.

(D)	The tax effects of adjustments were calculated based on the statutory rate (39.45%) in effect during the periods for which the pro forma statements of operations were presented. Costs deemed to be in the nature of facilitating the Merger are not deductible for tax purposes.

(E)	Balance sheet adjustment relates to $16.0 million dividend paid prior to the merger to the Hopkins Bancorp owners and placed into deposit accounts at Hopkins Federal.

(F)	The following table presents the preliminary allocation of the consideration paid to the acquired assets and assumed liabilities in the Hopkins Merger as of the merger date. The preliminary allocation results in an after tax bargain purchase gain of $0.5 million, which is the primary factor for the increase in equity offset by some ancillary expenses.

(in thousands)
Assets acquired:

Cash and Cash Equivalents	$104,193
Time deposits with banks	23,704
Investment securities available for sale	41,460
Loans	58,125
Investments in Joint ventures	15
Accrued interest receivable	511
Restricted equity securities	212
Premises and equipment, net	95
Core deposit intangible	1,197
Other assets	1,319
Total assets acquired	$230,831

Liabilities assumed:
Deposits	$202,129
Accrued expenses and other liabilities	3,954
Total liabilities assumed	$206,083

Net assets acquired:		$24,748

Consideration paid		(23,855)

Total estimated bargain purchase gain, before tax		893
Tax expense		(352)
Total estimated bargain purchase gain, after tax		$541

COMPARATIVE PER SHARE DATA

The following table summarizes per share information for the Company and Hopkins. on a historical basis and on a pro forma combined basis.

The pro forma per share information gives effect to Hopkins Merger had it occurred on the dates presented, in the case of the book value data, as if the Hopkins Merger had occurred on June 30, 2016, and in the case of earnings per share data, as if the Hopkins Merger had occurred on January 1, 2016 and January 1, 2015 for the three and six months ended June 30, 2016 and year ended December 31, 2015, respectively.  The pro forma per share information assumes that the Hopkins Merger is accounted for using the acquisition method of accounting.  As explained in more detail in the “NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” section, the pro forma financial adjustments record the assets and liabilities acquired in the Hopkins Merger at their estimated fair values at the merger date and are subject to adjustment as additional information becomes available.

The following historical and pro forma per share information is derived from and should be read in conjunction with the historical financial statements and related notes of Hopkins. which are included within this document and of the Company which are available through the SEC's website at http://www.sec.gov .. The pro forma per share information below is presented for illustrative purposes only and is not necessarily indicative of the income per share and book value per share that would have occurred if the Hopkins Merger had been completed as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company.

	Bay Bancorp, Inc.	Hopkins	Pro Forma Combined
Earnings (Loss) Per Common Share:
For the three months ended June 30, 2016
Basic	$0.04	$(0.54)	$0.01
Fully Diluted	$0.04	$(0.54)	$0.01

For the six months ended June 30, 2016
Basic	$0.06	$0.08	$0.03
Fully Diluted	$0.06	$0.08	$0.03

Earnings (Loss) Per Common Share:
For the year ended December 31, 2015
Basic	$0.17	$3.47	$0.22
Fully Diluted	$0.17	$3.47	$0.22

Book Value Per Common Share:
June 30, 2016	$6.18	$159.25	$6.40

Tangible Book Value Per Common Share:
June 30, 2016	$5.97	$159.25	$6.08